                               Market Shares for Utilities in the U.S.

                             Combined       Combined                     Portion of Market
                             IPALCO-         IPALCO-      Number of      Served by Combined
                             Cilcorp's      Cilcorp's      Larger        IPALCO-Cilcorp and
Parameter      Units         Statistics      Share        Companies      Larger Companies

Customers      thousands         820          0.5%           50                 69.7%
Assets         $millions       3,575          0.5%           51                 86.9%
Revenues       $millions       1,327          0.6%           49                 84.8%


                           Comparison of Combined IPALCO-Cilcorp to Larger Utilities

Parameter      Units         Number of Utilities          Average Size   Ratio of These Utilities
                             Necessary for 50% of           of These     to Combined IPALCO
                                     U.S.                   Utilities         Cilcorp

Customers      thousands              26                      3,269             3.99
Assets         $millions              17                     19,502             5.46
Revenues       $millions              18                      6,643             5.01


                             Number of Utilities          Average Size
                             Necessary for 80% of           of These
Parameter      Units                 U.S.                   Utilities

Customers      thousands              79                      1,697             2.07
Assets         $millions              42                     12,684             3.55
Revenues       $millions              43                      4,361             3.29


                               Market Shares for Utilities in the United States
                                          Companies Sorted by Assets

                                                      Assets                        Share of    Cumulative
Holding Company                                  (millions of $)        Rank          Total        Share

PG&E Corp.                                            30,096              1           4.5%            4.5%
AEP-C&SW                                              26,599              2           4.0%            8.6%
Unicom Corp.                                          26,223              3           4.0%           12.5%
Southern Company                                      25,367              4           3.8%           16.4%
Entergy Corp.                                         21,348              5           3.2%           19.6%
Edison International                                  21,121              6           3.2%           22.8%
TXU                                                   20,540              7           3.1%           25.9%
FirstEnergy Corp.                                     20,311              8           3.1%           28.9%
Duke Energy Corp.                                     17,692              9           2.7%           31.6%
Dominion Resources, Inc.                              17,095             10           2.6%           34.2%
FPL Group, Inc.                                       16,643             11           2.5%           36.7%
Consolidated Edison, Inc.                             16,436             12           2.5%           39.2%
Niagara Mohawk Holdings, Inc.                         15,722             13           2.4%           41.6%
Public Service Enterprise Group, Inc.                 15,239             14           2.3%           43.9%
DTE Energy Co.                                        14,333             15           2.2%           46.0%
PECO Energy Co.                                       13,409             16           2.0%           48.1%
GPU, Inc.                                             13,361             17           2.0%           50.1%
KeySpan Energy                                        12,960             18           2.0%           52.0%
Northeast Utilities                                   12,033             19           1.8%           53.9%
PacifiCorp                                            11,624             20           1.8%           55.6%
Cinergy Corp.                                         10,650             21           1.6%           57.2%
Reliant Energy, Inc.                                  10,333             22           1.6%           58.8%
CMS Energy Corp.                                       9,716             23           1.5%           60.3%
PP&L Resources, Inc.                                   9,373             24           1.4%           61.7%
Ameren Corp.                                           9,225             25           1.4%           63.1%
Carolina Power & Light Co.                             9,139             26           1.4%           64.4%
Constellation Energy Group, Inc.                       9,091             27           1.4%           65.8%
New Century Energies, Inc.                             8,751             28           1.3%           67.1%
Western Resources, Inc.                                8,543             29           1.3%           68.4%
Northern States Power Co.                              8,110             30           1.2%           69.7%
Illinova Corp.                                         7,803             31           1.2%           70.8%
Columbia-NiSource                                      6,667             32           1.0%           71.8%
Pinnacle West Capital Corp.                            6,528             33           1.0%           72.8%
Allegheny Energy, Inc.                                 6,426             34           1.0%           73.8%
Potomac Electric Power Co.                             6,078             35           0.9%           74.7%
Puget Sound Energy, Inc.                               6,010             36           0.9%           75.6%
Conectiv                                               5,739             37           0.9%           76.5%
Wisconsin Energy Corp.                                 5,651             38           0.9%           77.3%
Vectren                                                5,501             39           0.8%           78.2%
Citizens Utilities Co.                                 5,129             40           0.8%           79.0%
Florida Progress Corp.                                 5,123             41           0.8%           79.7%
Sempra Energy                                          5,009             42           0.8%           80.5%
Sierra Pacific Resources                               4,815             43           0.7%           81.2%
Alliant Energy Corp.                                   4,756             44           0.7%           81.9%
DQE, Inc.                                              4,624             45           0.7%           82.6%
Energy East Corp.                                      4,439             46           0.7%           83.3%
MidAmerican Energy Holdings Co.                        4,371             47           0.7%           84.0%
UtiliCorp United, Inc.                                 4,291             48           0.6%           84.6%
New England Electric System                            4,114             49           0.6%           85.2%
LG&E Energy Corp.                                      4,056             50           0.6%           85.8%
DPL, Inc.                                              3,625             51           0.5%           86.4%
Combined IPALCO-Cilcorp                                3,575             52           0.5%           86.9%

All others combined                                   86,543                         13.1%

Total                                                661,956


                             Market Shares for Utilities in the United States
                                        Companies Sorted by Revenue

                                                     Revenue                        Share of    Cumulative
Holding Company                                  (millions of $)        Rank          Total        Share

AEP-C&SW                                             10,618               1           4.5%            4.5%
Southern Company                                      9,763               2           4.2%            8.7%
PG&E Corp.                                            9,077               3           3.9%           12.6%
Public Service Enterprise Group, Inc.                 7,429               4           3.2%           15.8%
Edison International                                  7,383               5           3.2%           19.0%
TXU                                                   7,327               6           3.1%           22.1%
Entergy Corp.                                         7,205               7           3.1%           25.2%
Unicom Corp.                                          7,136               8           3.1%           28.2%
Consolidated Edison, Inc.                             6,690               9           2.9%           31.1%
Dominion Resources, Inc.                              6,135              10           2.6%           33.7%
FPL Group, Inc.                                       6,132              11           2.6%           36.4%
Cinergy Corp.                                         5,406              12           2.3%           38.7%
PECO Energy Co.                                       5,266              13           2.3%           40.9%
FirstEnergy Corp.                                     5,264              14           2.3%           43.2%
DTE Energy Co.                                        4,841              15           2.1%           45.2%
PacifiCorp                                            4,834              16           2.1%           47.3%
Northeast Utilities                                   4,541              17           1.9%           49.3%
Duke Energy Corp.                                     4,529              18           1.9%           51.2%
Reliant Energy, Inc.                                  4,350              19           1.9%           53.1%
GPU, Inc.                                             4,028              20           1.7%           54.8%
Niagara Mohawk Holdings, Inc.                         3,828              21           1.6%           56.4%
CMS Energy Corp.                                      3,649              22           1.6%           58.0%
PP&L Resources, Inc.                                  3,624              23           1.6%           59.5%
Ameren Corp.                                          3,403              24           1.5%           61.0%
New Century Energies, Inc.                            3,248              25           1.4%           62.4%
Carolina Power & Light Co.                            3,167              26           1.4%           63.7%
Northern States Power Co.                             3,087              27           1.3%           65.1%
New England Electric System                           2,774              28           1.2%           66.3%
Constellation Energy Group, Inc.                      2,672              29           1.1%           67.4%
Florida Progress Corp.                                2,648              30           1.1%           68.5%
Columbia-NiSource                                     2,636              31           1.1%           69.7%
Allegheny Energy, Inc.                                2,614              32           1.1%           70.8%
Conectiv                                              2,461              33           1.1%           71.8%
Sempra Energy                                         2,360              34           1.0%           72.8%
Wisconsin Energy Corp.                                2,108              35           0.9%           73.7%
Illinova Corp.                                        2,069              36           0.9%           74.6%
Potomac Electric Power Co.                            2,064              37           0.9%           75.5%
Energy East Corp.                                     2,013              38           0.9%           76.4%
Pinnacle West Capital Corp.                           1,911              39           0.8%           77.2%
Puget Sound Energy, Inc.                              1,892              40           0.8%           78.0%
Alliant Energy Corp.                                  1,888              41           0.8%           78.8%
Vectren                                               1,792              42           0.8%           79.6%
LG&E Energy Corp.                                     1,660              43           0.7%           80.3%
BEC Energy                                            1,617              44           0.7%           81.0%
MidAmerican Energy Holdings Co.                       1,600              45           0.7%           81.7%
TECO Energy, Inc.                                     1,581              46           0.7%           82.3%
Sierra Pacific Resources                              1,551              47           0.7%           83.0%
KeySpan Energy                                        1,441              48           0.6%           83.6%
Houston Industries, Inc.                              1,368              49           0.6%           84.2%
Combined IPALCO-Cilcorp                               1,327              50           0.6%           84.8%

All others combined                                  35,543                          15.2%

Total                                               233,547


                               Market Shares for Utilities in the United States
                                    Companies Sorted by Number of Customers

                                                   Customers                    Share of       Cumulative
Holding Company                                   (thousands)       Rank         Total            Share

PG&E Corp.                                           8,438             1           5.0%           5.0%
Sempra Energy                                        6,772             2           4.0%           9.1%
AEP-C&SW                                             4,690             3           2.8%          11.9%
Edison International                                 4,284             4           2.6%          14.4%
Consolidated Edison, Inc.                            4,068             5           2.4%          16.9%
TXU                                                  3,902             6           2.3%          19.2%
Southern Company                                     3,761             7           2.2%          21.4%
Dominion Resources, Inc.                             3,701             8           2.2%          23.6%
FPL Group, Inc.                                      3,615             9           2.2%          25.8%
Public Service Enterprise Group, Inc.                3,487            10           2.1%          27.9%
Unicom Corp.                                         3,445            11           2.1%          29.9%
DTE Energy Co.                                       3,249            12           1.9%          31.9%
CMS Energy Corp.                                     3,167            13           1.9%          33.8%
Columbia-NiSource                                    3,144            14           1.9%          35.7%
New Century Energies, Inc.                           2,579            15           1.5%          37.2%
Entergy Corp.                                        2,482            16           1.5%          38.7%
KeySpan Energy                                       2,185            17           1.3%          40.0%
FirstEnergy Corp.                                    2,161            18           1.3%          41.3%
Houston Industries, Inc.                             2,107            19           1.3%          42.5%
Niagara Mohawk Holdings, Inc.                        2,078            20           1.2%          43.8%
GPU, Inc.                                            2,030            21           1.2%          45.0%
Northern States Power Co.                            2,006            22           1.2%          46.2%
Duke Energy Corp.                                    1,968            23           1.2%          47.4%
Northeast Utilities                                  1,910            24           1.1%          48.5%
PECO Energy Co.                                      1,903            25           1.1%          49.6%
Cinergy Corp.                                        1,871            26           1.1%          50.7%
Nicor, Inc.                                          1,865            27           1.1%          51.9%
Ameren Corp.                                         1,803            28           1.1%          52.9%
Constellation Energy Group, Inc.                     1,636            29           1.0%          53.9%
Reliant Energy, Inc.                                 1,596            30           1.0%          54.9%
Wisconsin Energy Corp.                               1,523            31           0.9%          55.8%
PacifiCorp                                           1,454            32           0.9%          56.6%
Puget Sound Energy, Inc.                             1,414            33           0.8%          57.5%
Allegheny Energy, Inc.                               1,410            34           0.8%          58.3%
AGL Resources, Inc.                                  1,405            35           0.8%          59.2%
UtiliCorp United, Inc.                               1,404            36           0.8%          60.0%
Florida Progress Corp.                               1,341            37           0.8%          60.8%
Alliant Energy Corp.                                 1,287            38           0.8%          61.6%
MidAmerican Energy Holdings Co.                      1,270            39           0.8%          62.3%
PP&L Resources, Inc.                                 1,250            40           0.7%          63.1%
Carolina Power & Light Co.                           1,169            41           0.7%          63.8%
LG&E Energy Corp.                                    1,119            42           0.7%          64.4%
Vectren                                              1,106            43           0.7%          65.1%
Energy East Corp.                                    1,053            44           0.6%          65.7%
Conectiv                                             1,043            45           0.6%          66.4%
New England Electric System                          1,009            46           0.6%          67.0%
Southern Union Co.                                   1,006            47           0.6%          67.6%
Illinova Corp.                                         968            48           0.6%          68.1%
Peoples Energy Corp.                                   955            49           0.6%          68.7%
Sierra Pacific Resources                               928            50           0.6%          69.3%
Combined IPALCO-Cilcorp                                820            51           0.5%          69.7%

All others combined                                  25,341                        15.1%

Total                                               167,516